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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2005

                               COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                  000-50093               27-0000798
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     (State or other            (Commission file           (IRS employer
     jurisdiction of                 number)             identification no.)
      incorporation)


         1500 Market Street, Philadelphia, PA           19102-2148
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        (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (215) 665-1700

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Item 2.02.  Results of Operations and Financial Condition

     On April 28, 2005, Comcast Corporation ("Comcast") issued a press release reporting the results of its operations for the three months ended March 31, 2005. The press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 2.02 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit 99.1 Comcast Corporation press release dated April 28, 2005.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 28, 2005                    COMCAST CORPORATION

                                          By: /s/ Lawrence J. Salva
                                              ------------------------
                                              Lawrence J. Salva
                                              Senior Vice President, Chief
                                              Accounting Officer and Controller
                                              (Principal Accounting Officer)